Corporate Profile February 2012 Exhibit 99.1

Forward-Looking Statements
Information included herein contains forward-looking statements that involve significant risks and uncertainties, including our need to replace production and acquire or develop additional oil and gas reserves, intense competition in the oil and gas industry, our dependence on our management, volatile oil and gas prices and costs, uncertain effects of hedging activities and uncertainties of our oil and gas estimates of proved reserves and resource potential, all of which may be substantial.  In addition, past performance is no guarantee of future performance or results. All statements or estimates made by the Company, other than statements of historical fact, related to matters that may or will occur in the future are forward-looking statements.
Readers are encouraged to read our December 31, 2010 Annual Report on
Form 10-K and any and all of our other documents filed with the SEC regarding information about GeoResources for meaningful cautionary language in respect of the forward-looking statements herein.  Interested persons are able to obtain copies of filings containing information about GeoResources, without charge, at the SEC’s internet site (http://www.sec.gov). There is no duty to update the statements herein.

Company Highlights
Value Creation
Long-Term Growth – 79,000 net acres in two premier U.S. liquids resource plays
Strong Current Cash Flow/Profitability – 5,545 Boe/d of production in 3Q 2011 (65% oil)
24 Mmboe proved reserves; 60% oil
(1)
55,000 net acres (40,000 operated)
Continuing to add to leasehold
Two dedicated rigs currently running on operated position
24,000 net acres (primarily operated)
Successful recent drilling has de-risked acreage and proved
commerciality of play
Two dedicated rigs currently running on operated position
(1) Does not include interests in affiliated partnerships. Reserves based on SEC pricing as of 1/1/11.  See Additional Disclosures in Appendix.

Balanced Portfolio
Significant Producing Bakken Position
Substantial Eagle Ford Position

Management Track Record
2005- 2007
Southern Bay Energy, LLC
Gulf Coast, Permian Basin
REVERSE MERGED INTO
GEORESOURCES, INC.
Initial investors – 40% IRR
1992-1996
Hampton Resources Corp
Gulf Coast
SOLD TO BELLWETHER EXPL.
Preferred investors – 30% IRR
Initial investors – 7x return
1997-2001
Texoil Inc.
Gulf Coast, Permian Basin
SOLD TO OCEAN  ENERGY
Preferred investors – 2.5x return
Follow-on investors – 3x return
Initial investors – 10x return
2001-2004
AROC Inc.
Gulf Coast, Permian Basin, Mid-Con.
DISTRESSED ENTITY TURNED
AROUND AND MONETIZED
Preferred investors – 17% IRR
Initial investors – 4x return
Track record of creating value and liquidity for
shareholders
Success with multiple entities over multiple years
Multiple long-term repeat shareholders
Extensive industry and financial relationships
Significant technical and financial experience
Cohesive management and technical staff

Investors in GEOI Since Management Team Took Over in 2007 Have
Experienced a 4.5x Return on Capital and 37% Annualized IRR (1)
(1) Return and IRR calculated based on GEOI stock price of $6.77 on date of merger (April  17, 2007) and current stock price of $30.71 as of January 27, 2012.
Team has been together for up to 23 years through
multiple entities

Company Overview
Reserve and Production Snapshot
(1)
Operations focused in Texas, Gulf Coast
and Williston Basin
Growing production profile
Strong cash flow generation
Significant liquidity

55,000 net acres
Oil-weighted production and reserves from
primarily operated properties
Significant low-risk drilling inventory in two
leading oil-rich resource plays (Bakken, Eagle
Ford)
Additional upside in legacy HBP positions
(Austin Chalk, South Louisiana, Permian)
Adjusted EBITDAX of $78 MM
(2)
for twelve
month period ended September 30, 2011
$216MM of cash and revolver availability as of
September 30, 2011
(1) Reserve data as of January 1, 2011 and production data is for 3Q 2011.  Data excludes interests in two affiliated partnerships. Reserves based on SEC pricing for 2010.  See
Additional Disclosures in Appendix.
(2)
Adjusted EBITDAX is a non-GAAP financial measure.  Please see Appendix for a definition of Adjusted EBITDAX and a reconciliation to net income.
01/01/11 Proved Reserves (MMBOE)
Oil % (Reserves)
Proved Developed %
3Q 2011 Production (Boe/d)
Oil % (Production)
Operated Production
Bakken
Austin Chalk
30,000+ net acres
Eagle Ford
24,000 net acres
24.0
60%
74%
5,545
65%
75%

768
1,826
3,388
4,589
5,090
0
1,000
2,000
3,000
4,000
5,000
6,000
2006 2007 2008 2009 2010
Proved Reserves (MMBOE)
(2)
Average Daily Production (BOE/d)
Reserves and Production
January 1, 2011 Proved Reserves – 24.0 MMBOE
(1)
(1) As of  January 1, 2011. Excludes interests in two affiliated partnerships.
(2) 2006 – 2010 proved reserves based on SEC guidelines.
(3) 2008 reserves reflect lower prices and divestitures.  See Additional Disclosures in Appendix.

(3)

Oil Weighted Development GeoResources Asset Overview 7

Bakken Shale Overview
55,000 total net acres in four project areas
Williams County Project
Operated 28,000 net acre block
10 wells drilled and completed
Eastern Montana Project
9,400 operated / 3,600 non-operated acres
Average WI of ~50%
First operated well, Olson #1-21-16H drilled in 3Q
2011 (300 boe/d first 30 day average rate)
Participated in multiple other non-op wells to date
Mountrail County Project
10,000 net acres
Operated primarily by Slawson Exploration
Company
Average WI of ~8%
Drilled over 100 wells to date; 100% success
3-4 rigs currently running
McKenzie Line Project
4,000 net acres
Operated primarily by Zavanna, LLC
Average WI of ~13%
1 rig running

Williams County Project
Concentrated 28,000 net acre block
in NW Williams Co., ND
21 to 24 gross operated wells to be
spud in 2012 (4 additional operated
wells to be drilled in Eastern Montana
Project)
25% - 30% Average WI
2 dedicated rigs currently running
3
rd
rig contracted (new build) –
scheduled to begin drilling Q2 2012
Partnered with Resolute Energy
Retained 47.5% WI in project
273 bo/d peak month average rate on
GEOI operated wells

430 bo/d
(5 Wells)
388 bo/d
(8 Wells)
345 bo/d
(6 Wells)
282 bo/d
(6 Wells)
312 bo/d
(3 Wells)
266 bo/d
(4 Wells)
245 bo/d
(1 Well)
345 bo/d
(3 Wells)
Peak Month Average Rates In Project Area
MARATHON
500 bo/d
(2 Wells)
213 bo/d
(2 Wells)
Information as of February, 2012. Peak Month Avg. rate calculated as maximum average daily production rate within first four calendar months of production and excludes months with less than 20 days of production.  Source of all production data is NDIC website.
Note:
Multi-year drilling inventory
Bakken AMI
Successful initial drilling has de-risked
acreage

Williams County Development Economics
Development Economics (1,280 Acre Unit)
(1)(2)
(1) Assumes oil differential of (15%) and assumes gas shrinkage of (10%). Natural gas price held constant at $5/Mcf with no gas differential.
(2) EUR refers to management’s internal estimates of reserves potentially recoverable from successful drilling of wells.  See Additional Disclosures in Appendix.
10 10

Bakken Illustrative Resource Potential
Resource Potential
(1)
(1) Data is for illustrative purposes only and is based on management assumptions.  EUR refers to management’s internal estimates of reserves potentially recoverable from successful drilling of wells.  See Additional Disclosures in Appendix.
11 11
Undeveloped Bakken Acreage Provides Net Resource
Potential of ~50 to ~75 MMboe
Bakken (Williams, McKenzie, E. Montana) Bakken (Mountrail County)
350 Mboe 500 Mboe 400 MBOE 600 MBOE
Assumed Spacing Unit Size (Acres) 1,280 1,280 1,280 1,280
Estimated # Wells per Spacing Unit (Bakken Only) 4 4 3 3
# Acres per Well (Spacing Unit / # Wells per Unit) 320 320 427 427
Estimated Remaining Net Undeveloped Acres 43,500 43,500 5,000 5,000
Number of Potential Net Drilling Locations 136 136 12 12
Estimated EUR per Well (Mboe) 350 500 400 600
Unrisked Illustrative Resource Potential (Mboe) 47,578 67,969 4,688 7,031

Eagle Ford Shale Overview
Concentrated 24,000 net acre block
in volatile oil window in
Fayette/Gonzales Counties
3 gross wells drilled and producing
20 to 25 gross operated wells to be spud
in 2012
35% - 45% Average WI
Eagle Ford AMI
Partnered with Ramshorn Investments,
Inc., an affiliate of Nabors Industries, Ltd.
GEOI retains 50% WI and operations
Two dedicated rigs under contract and
drilling
Note:

Information as of February, 2012.
Multi-year drilling inventory

Eagle Ford Shale
Successful initial drilling has de-risked
acreage
Positive offset operator activity
Magnum Hunter Resources
Penn Virginia
EOG
Austin Chalk upside on acreage block
Recently participated in oily Chalk well with
another operator on block
Additional Chalk drilling planned for 2012

GEOI Peebles #1H
Flowing Back after Frac
GEOI Flatonia East #1H
30 day Avg. Rate:  391 Boe/d
GEOI Black Jack Springs #1H
30 day Avg. Rate:  369 Boe/d
GEOI Flatonia East #2H
30 day Avg. Rate:  465 Boe/d
GEOI Newtonville #1H
Currently Frac’ing
GEOI Arnim #1H
Currently Fracing
MHR Area (12 Wells)
Peak Month Avg.: 554 Boe/d
PVA Area (17 Wells)
Peak Month Avg.: 713 Boe/d
408 boe/d 30-day avg. rate for 1
st
three wells
5 wells waiting on completion (2 currently being
frac’d)
Currently drilling two wells
Third party Peak Month Avg. rate calculated as maximum average daily production rate within first four calendar months of production.  Source of third party production data is
Drilling Info and/or HPDI. Source of GeoResources’ data is internal figures.  Information as of February, 2012.
Note:

Eagle Ford Development Economics
(1) Assumes oil differentials of (5%) and assumes gas shrinkage of (15%). Natural gas price held constant at $5/Mcf with a +20% gas differential.
(2) EUR refers to management’s internal estimates of reserves potentially recoverable from successful drilling of wells. See Additional Disclosures in Appendix.
14 14
Development Economics  (~5,000 ft. Lateral)
(1)(2)

Eagle Ford Illustrative Resource Potential
(1) Data is for illustrative purposes only and is based on management assumptions.  EUR refers to management’s internal estimates of reserves potentially recoverable from successful drilling of wells.  See Additional Disclosures in Appendix.
15 15
Undeveloped Eagle Ford Acreage Provides Net
Resource Potential of ~55 to ~80 MMboe
Eagle Ford Shale (Fayette Co., Texas)
350 Mboe 500 Mboe
Assumed Spacing Unit Size (Acres) 900 900
# Wells per Spacing Unit 6 6
# Acres per Well (Spacing Unit / # Wells per Unit) 150 150
Estimated Remaining Net Undeveloped Acres 23,750 23,750
Number of Potential Net Drilling Locations 158 158
Estimated EUR per Well (Mboe) 350 500
Unrisked Illustrative Resource Potential (Mboe) 55,417 79,167
Resource Potential
(1)

Austin Chalk
29,000 net acres in Giddings Area
17 wells drilled – 100% success
WI ranges from 37% - 53%
Operating control
Majority of acreage held-by-production
Valuable “option” on future gas prices -
20%+ IRR at $4.00 gas & 60%+ IRR at $6.00
gas
Recently drilled two oily Chalk wells in
Grimes County and Fayette County
Additional oily locations will be drilled in 2012
Continuing to add to acreage in the
Austin Chalk play
Focused on growing acreage and production
in liquids-rich areas of play
Austin Chalk Acreage
Tilicek #1H
30 Day Avg.: 326 Boe/d (93% oil)
Eagle Ford AMI
GEOI West Cannon Unit
60 Day Avg.: 1,014 Boe/d (67% oil)

Focused on Improving Economics
17 17
Eagle Ford
Bakken
Drilling without intermediate casing
Pad drilling
Walking rigs
Recent well drilled in just 24 days
Simultaneous / back-to-back frac jobs
300 feet or less between frac stages
Optimizing proppant size and volume
Resin-coated sand
Taking cores
Micro-seismic
Pilot holes
Monitoring peer activity
Efforts to date have reduced drilling time from
~30 to ~20 days resulting in cost savings of
~$900K in last three wells vs. first three wells
Additional cost savings expected with future
pad drilling and walking rigs
Simultaneous / back-to-back frac jobs
Mass sliding sleeves
Oil and gas gathering agreement executed
Saltwater disposal wells being developed
Taking cores
Micro-seismic
Monitoring peer activity
Efforts underway to reduce well costs by $500K to $1.0MM per well
Improving drilling efficiencies
Improving frac efficiencies
Enhancing knowledge
Improving drilling efficiencies
Improving frac efficiencies
Infrastructure development
Enhancing knowledge

Financial Overview

Capital Plan and Production Guidance
2012 Capital Budget
2011 capital plan of approximately $120 MM
2012 capital plan of $188 MM to $223 MM
Current project allocations favor lower-risk, high
cash flow oil-weighted projects primarily in
Bakken and Eagle Ford
Capital Allocation
19 19
Production Guidance
5,000 to 5,500 boe/d estimated daily rate
61% to 65% oil
6,500 to 7,500 boe/d estimated daily rate
70% to 75% oil
($ in millions)
Low
(1)
High
(2)
Notes
Bakken Operated (Williams County and Montana) $61 $73 23 to 26 gross wells (~31% W.I.)
Bakken Non-Operated (Primarily Mountrail County) 23 23 42 gross wells with Slawson (8% W.I.); 12 with others (1% W.I.)
Eagle Ford (Fayette and Gonzales Counties) 74 86 21 to 24 gross wells (~40% W.I.)
Other Drilling 11 11 Williston basin conventional, St. Martinville and Chalk drilling
Acreage and Seismic 15 25 Primarily Eagle Ford and Bakken
Infrastructure and Other 4 5 Saltwater disposal and other infrastructure and equipment
Total Expected 2012 Capital Expenditures $188 $223
(1) Assumes GEOI grows to 3 drilling rigs in both the Bakken and Eagle Ford in 2012 with gross well costs of $8.0 million on GEOI operated Bakken wells and $8.5 million on GEOI operated Eagle Ford wells.
(2) Assumes GEOI grows to 4 drilling rigs in both the Bakken and Eagle Ford by late 2012 with gross well costs of $8.5 million on GEOI operated Bakken wells and $9.0 million on GEOI operated Eagle Ford wells.
Year Ending December 31, 2011
Year Ending December 31, 2012

Adjusted EBITDAX
(1)
Debt / Trailing 12 Mos. Adj. EBITDAX
(1)
Twelve months ended 9/30/11 EBITDAX
(1)
= $77.6 MM
$216 MM of liquidity
- Undrawn revolver with $180 MM borrowing base (commitment received in October 2011)
- September 30, 2011 cash balance of $36 MM
Strong Financial Position

Conservative use of leverage to maintain strong balance sheet
Ability to fund 2012 capital budget with cash flow and undrawn debt capacity
(1)
Adjusted EBITDAX is a non-GAAP financial measure. See  reconciliation of net income to Adjusted EBITDAX in Appendix.

Investment Highlights
Value Creation
Eagle Ford Shale - 24,000 net acres
Bakken Shale – 55,000 net acres
Ongoing leasing program to further expand acreage
24 MMBOE of proved reserves with bias towards liquids
High level of operating control
Additional gas and oil upside identified in conventional assets
Significant free cash flow from existing assets to invest in resource plays
Unlevered balance sheet
Successful track record of creating value and liquidity for shareholders
Cost effective operator with significant operating experience in unconventional resource plays
Board and management own more than 20% of the company
(1) Does not include interests in affiliated partnerships. Reserves based on SEC pricing as of 1/1/11.  See Additional Disclosures in Appendix.

Significant upside from Eagle Ford and Bakken positions
Solid proved reserve and production base
Strong financial position to execute development plans
Experienced management and technical team with large ownership stake
(1)

Appendix

Quarterly Production By Area
Diverse production base from multiple areas
Bakken and Eagle Ford production are growing
Oil-weighted production continues to accelerate

Daily Production by Area
(Boe/d)
3 Mos Ended 9/30/11 3 Mos Ended 6/30/11
Rate % Oil Rate % Oil Growth
Bakken 1,582                         92% 1,255                         92% 26%
Eagle Ford 281                            98% 33                              100% 755%
Austin Chalk 1,513                         20% 1,326                         18% 14%
Other 2,169                         72% 2,135                         70% 2%
Total 5,545                         65% 4,749                         61% 17%

Bakken AMI Drilling Locations
           Information as of February, 2012. GEOI operated wells are labeled with well names.  Black labels represent GEOI wells that have been spud, red labels represent GEOI wells that have been surveyed but not yet spud.  A green dot indicates that the well is producing, a solid blue dot indicates the well is drilling/completing, and a blue open circle means that it is a location to be spud in the future.
Note:

Development Economics Table
Development Economics
(2)
(1) Assumes Bakken and Eagle Ford oil differentials of (15%) and (5%), respectively. Assumes Bakken and Eagle Ford gas shrinkage of (10%) and (15%), respectively.
Natural gas price held constant at $5/Mcf with an assumed differential of +20% in the Eagle Ford and no differential in the Bakken.
(2) EUR refers to management’s internal estimates of reserves potentially recoverable from successful drilling of wells. These estimates do not necessarily represent reserves as defined under SEC rules and by their nature are more speculative and substantially less certain of recovery.  Futher, no discount or risk adjustment is included in the presentation. Actual locations drilled and quantities that may be ultimately recovered from the Company’s interests could differ substantially.

Bakken Shale (Williams Co., North Dakota) Eagle Ford Shale (Fayette Co., Texas)
350 Mboe 500 Mboe 350 Mboe 500 Mboe
Well Assumptions
Drilling & Completion Cost ($M) $8,500 $8,500 $9,000 $9,000
Lateral Length (feet) 10,000 10,000 5,000 5,000
WI 100% 100% 100% 100%
NRI 80.0% 80.0% 82.5% 82.5%
First 30 Day Average Oil IP (Bopd) 441 689 448 847
GOR (Scf/bbl) 600 600 1,000 1,000
Economics @ $80/bbl and $5/Mcf
(1)
NPV @ 10% $1,335 $5,715 $2,979 $7,847
IRR 16.2% 42.9% 25.1% 66.4%
Payout (Yrs) 4.0 1.9 2.7 1.3
ROI 1.7 2.4 1.8 2.5
Price Sensivity (IRR)
(1)
$100/Bbl (WTI) 30.0% 68.3% 44.4% 109.1%
$90/Bbl (WTI) 22.9% 54.9% 34.7% 85.6%
$80/Bbl (WTI) 16.2% 42.9% 25.1% 66.4%
$70/Bbl (WTI) 9.9% 30.0% 17.2% 48.5%

Proved Reserves
(1) PV-10% is a non-GAAP financial measure.  See reconciliation of SEC PV-10 to standardized measure in Appendix.
(2) Utilizing five year NYMEX forward prices at 1/1/11.  See Additional Disclosures in Appendix.
($ in millions) Oil Gas Total % of
Corporate Interests MMBO BCF MMBOE Total PV-10
PDP 8.9 33.0 14.4 60.0% $239.6
PDNP 2.3 6.1 3.4 14.2% 68.5
PUD 3.2 18.4 6.2 25.8% 70.2
Total Proved Corporate Interests 14.4 57.6 24.0 100.0% 378.3
Partnership Interests 0.1 8.0 1.4 12.0
Total Proved Corporate and Partnerships 14.5 65.6 25.4 $390.3

Proved Reserves – SEC Pricing at 1/1/11
Proved Reserves – Forward Strip Pricing at 1/1/11
($ in millions) Oil Gas Total % of
Corporate Interests MMBO BCF MMBOE Total PV-10
PDP 9.2 35.2 15.1 60.2% $303.6
PDNP 2.4 6.3 3.4 13.5% 83.7
PUD 3.3 19.6 6.6 26.3% 98.5
Total Proved Corporate Interests 14.9 61.1 25.1 100.0% 485.8
Partnership Interests 0.1 8.3 1.4 15.9
Total Proved Corporate and Partnerships 15.0 69.4 26.5 $501.7
(1)
(2)

Hedge Portfolio
Oil Hedges
GeoResources uses commodity price risk management in order to execute its business plan throughout commodity price cycles
Natural Gas Hedges
$85 .00  to
$110.00

Collar
Swap
Weighted Average Gas Hedge Price
2012 2013
$5.15 $4.18
Weighted Average Oil Hedge Price
2012 2013
$94.35 $100.50

Operating Performance
Historical Operating Data
28
(1) Adjusted  Net Income and Adjusted EBITDAX are non-GAAP financial measures.  See  reconciliation of net income to Adjusted Net Income and Adjusted EBITDAX in Appendix.

12 Mos Ended Years Ended December 31,
9/30/2011 2010 2009 2008
Key Data:
Average realized oil price  ($/Bbl) 83.45 $          70.33 $    61.09 $    82.42 $
Avg. realized natural gas price ($/Mcf) 5.30 $            5.30 $       3.97 $       8.12 $
Oil production (MBbl) 1,127 1,060 851 743
Natural gas production (MMcf) 4,219 4,789 4,944 2,962
% Oil 62% 57% 51% 60%
($ in millions except per share data)
Total revenue 123.7 $          107.0 $    81.0 $       94.6 $
Reported net income attributable to GeoResources 29.8 $            23.3 $       9.8 $         13.5 $
Adjusted net income
(1)
29.7 $            24.3 $       10.9 $       16.3 $
Adjusted earnings
(1)
per share (diluted) 1.22 $            1.21 $       0.66 $       1.03 $
Adjusted EBITDAX
(1)
77.6 $            66.7 $       45.8 $       49.0 $

29
Reconciliation of non-GAAP Measures

12 Mos Ended Years Ended December 31,
9/30/2011 2010 2009 2008
($ in millions)
Net Income Attributable to GeoResources 29.8 $             23.3 $      9.8 $         13.5 $
Adjustments:
(Gain) on sale of property and equipment (1.5) $              (1.0) $       (1.4) $       (4.4) $
Interest and other income (0.6) $              (1.5) $       (1.0) $       (0.8) $
Interest Expense 2.3 $                4.7 $         5.0 $         4.8 $
Income Taxes 18.5 $             11.9 $      5.1 $         7.8 $
Depreciation, depletion and amortization 25.5 $             24.7 $      22.4 $      16.0 $
Unrealized (gain) / loss on hedge and derivatives 0.6 $                (0.9) $       0.3 $         0.4 $
Non-cash Compensation 1.7 $                1.1 $         1.4 $         0.6 $
Exploration 0.6 $                0.8 $         1.4 $         2.6 $
Impairments 0.7 $                3.4 $         2.8 $         8.3 $
Adjusted EBITDAX
(1)
77.6 $             66.7 $      45.8 $      49.0 $
Adjusted EBITDAX Reconciliation
(1) As used herein, Adjusted EBITDAX is calculated as net income attributable to GeoResources, Inc. before interest, income taxes, depreciation, depletion and amortization, and exploration expense and further excludes non-cash compensation, impairments, hedge ineffectiveness and income or loss on derivative contracts.  Adjusted EBITDAX should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations) and is not in accordance with, nor superior to, generally accepted accounting principles, but provides additional information for evaluation of our operating performance.

30
Reconciliation of non-GAAP Measures

Adjusted Net Income Reconciliation
12 Mos Ended Years Ended December 31,
9/30/2011 2010 2009 2008
($ in millions)
Net Income Attributable to GeoResources 29.8 $            23.3 $     9.8 $        13.5 $
Adjustments:
Unrealized (gain) / loss on hedge and derivatives 0.6 $                (0.9) $      0.3 $        0.4 $
Impairments 0.7 $                3.4 $        2.8 $        8.3 $
(Gain) on sale of property and equipment (1.5) $             (1.0) $      (1.4) $      (4.4) $
Tax impact
(1)
0.1 $                (0.6) $      (0.7) $      (1.7) $
Adjusted Net Income
(2)
29.7 $            24.3 $     10.9 $     16.3 $
(1) Tax impact is estimated as 38.1% and 37.6% of the pre-tax adjustment amounts for 2011 and prior years respectively.
(2)  As used herein, adjusted net income is calculated as net income attributable to GeoResources, Inc. excluding (gains) and losses on property sales, impairment of proved and unproved properties and an unrealized (gains) and losses related to hedge ineffectiveness and income or loss on derivative contracts.  Adjusted net income should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations) and is not in accordance with, nor superior to, generally accepted accounting principles, but provides additional information for evaluation of our operating performance.

Standardized Measure
SEC PV-10 Reconciliation to Standardized Measure
(1)
(1) PV-10% is not a measure of financial or operating performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP.
(2) Through two affiliated partnerships.

($ in millions)
1/1/2011
Direct interest in oil and gas reserves:
Present value of estimated future net revenues (PV-10%) $378.3
Future income taxes at 10% (101.3)
Standardized measure of discounted future net cash flows $277.0
Indirect interest in oil and gas reserves:
(2)
Present value of estimated future net reserves (PV-10%) $12.0
Future income taxes at 10% (4.0)
Standardized measure of discounted future net cash flows $8.0

32
Additional Disclosures

The disclosures below apply to the contents of this presentation:
In April 2007, GeoResources, Inc. (“GEOI” or the “Company”) merged with Southern Bay Oil & Gas, L.P. (“Southern Bay”) and a subsidiary of Chandler Energy, LLC and acquired certain oil and gas properties (collectively, the “Merger”).  The Merger was accounted for as a reverse acquisition of GEOI by Southern Bay.  Therefore, any information prior to 2007 relates solely to
Southern Bay.
Cautionary Statement – The SEC has established specific guidelines related to reserve disclosures, including prices used in calculating PV-10 and the standardized measure of discounted future net cash flows.  PV-10 is not a measure of financial or operating performance under General Accepted Accounting Principles (GAAP), nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP.  In addition, alternate pricing methodologies, such as the NYMEX forward strip price curve, are not provided for under SEC guidelines and therefore do represent GAAP.
PV-10 is not a measure of financial or operating performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP.  PV-10 for SEC price calculations are based on the 12-month unweighted average prices at year-end 2010 of $79.43 per Bbl for oil and $4.37 per
Mmbtu for natural gas.  These prices were adjusted for transportation, quality, geographical differentials, marketing bonuses or deductions  and other factors affecting wellhead prices received.  For the Strip Price reserve case, five year NYMEX strip pricing
at 12/30/10 was utilized for 2011 – 2015.   NYMEX oil strip ranged from $93.85 per Bbl to $92.48 per Bbl and then constant thereafter.  NYMEX gas strip ranged from $4.59 per Mmbtu to $5.64 per Mmbtu and then held constant thereafter. These prices were adjusted for transportation, quality, geographical differentials, marketing bonuses or deductions  and other factors affecting wellhead prices received.  Actual realized prices will likely vary materially from the NYMEX strip. The Company’s independent engineers are Cawley, Gillespie & Associates, Inc.
BOE is defined as barrel of oil equivalent, determined using a ratio of six MCF of natural gas equal to one barrel of oil equivalent.
EUR estimates do not necessarily represent reserves as defined under SEC rules and by their nature are more speculative and substantially less certain of recovery.  Further, no discount or risk adjustment is included in the presentation. Actual locations drilled and quantities that may be ultimately recovered from the Company’s interests could differ substantially.